The PNC Financial Services Group, Inc. Barclays Capital Global Financial Services Conference September 15, 2009 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and
2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings (accessible on the
SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we may refer to adjusted results to help illustrate the impact of certain types of items.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

3 Key Messages The environment remains challenging but there are positive signs emerging Executing PNC’s proven business model is delivering solid results PNC has realistic opportunities for growth

Operating Environment Summary
Unemployment rate and overall market volatility remain
elevated
Housing prices appear to be stabilizing
Sales of new and existing homes slightly improved
Regulatory changes are on the horizon
Uncertainty remains but there are reasons to be cautiously
optimistic
Despite the Environment, PNC Is Focused on Delivering Value. Despite the Environment, PNC Is Focused on Delivering Value.

PNC’s Framework for Success
Execute on and deliver the PNC
business model
Capitalize on integration
opportunities
Emphasize continuous
improvement culture
Reduce dependence on credit
leverage
Focus on cross selling PNC’s
deep product offerings
Focus “front door” on risk-
adjusted returns
Leverage “back door” credit
liquidation capabilities
Maximize credit portfolio value
Reposition deposit gathering
strategies
Action Plans
0.53%
$500 million
43%
2.3%
87%
PNC - six months
ended June 30,
2009
1.30%+
$1.2 billion
>50%
0.3%-0.5%
80%-90%
Target
0.25%
Return on
average assets
Key Metrics Peers
1
Loan to
deposit ratio
100%
Provision to
average loans
(annualized)
3.4%
Noninterest
income/total
revenue
49%
Integration
cost savings
(annualized)
N/A
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage
(1) Peers represents average of BBT, BAC, COF, CMA, FITB, JPM, KEY, MTB, RF, STI, USB and WFC as of or for the six months ended.
Source: SNL DataSource.
Executing
Our Business
Model

Residential Mortgage
Footprint covering nearly 1/3 of
the U.S. population
Retail
A Powerful Franchise – 5 Largest in the U.S.
Based on Deposits
(offices in 22
countries)
BlackRock
CO
TX
KS
OK
Global Investment Servicing
(international offices)
A leading provider of processing,
technology and business
solutions to the global
investment industry
Corporate & Institutional
A leader in serving middle-
market customers and
government entities
Asset Management
One of the largest bank-held
asset managers in the U.S.
One of the nation’s largest
mortgage platforms
7 $280 billion Assets
U.S. Rank 2Q09
6,474
2,606
$190 billion
5 ATMs
5 Branches
5 Deposits
(1) Source: SNL DataSource.
Executing
Our Business
Model
th
th
th
th
th
1

Building a High Quality, Differentiated
Balance Sheet
($11.3) $279.8 Total liabilities and equity
($7.6) $44.7 Borrowed funds
(10.4) 7.0 Other time
.6 6.7 Savings
($2.4) $190.4 Total deposits
(3.2)   17.4 Other
(1.9) 56.4 Retail CDs
$9.3 $120.3 Transaction deposits
1.9 27.3 Shareholders’ equity
(7.3) 64.8 Other assets
(10.5) 165.0 Total loans
($11.3) $279.8 Total assets
$50.0
June 30,
2009
$6.5
Change from
Dec. 31, 2008
Investment securities
Category (billions)
(1) Peers represents average of BBT, BAC, COF, CMA, FITB, JPM, KEY, MTB, RF, STI, USB and WFC.  Source: SNL DataSource.
PNC Is Transitioning Our Balance Sheet to Reflect Our Business PNC Is Transitioning Our Balance Sheet to Reflect Our Business
Model. Model.
Executing
Our Business
Model
June 30, 2009
Key Ratios
Loans/Assets
PNC Peers
59% 63%
Loans/Deposits
PNC Peers
87% 100%
1

Loan Portfolio
Commercial
and
equipment
leasing
Commercial
real estate
2Q09
Total loans
$165
billion
Home
equity
Residential
real estate
Distressed
Other
consumer
13%
40%
13%
7%
18%
9%
Residential real estate is 10% construction
and 90% mortgage
- Weighted avg:  FICO 706, loan to value 75%
Home equity portfolio is high quality and
performing well
- Weighted avg:  FICO 728, loan to value 75%
Commercial portfolio well-balanced across
sectors
- <$100 million to U.S. auto makers
- <$1 billion to auto suppliers most of which is
collateralized
- <$2 billion to suppliers in the real estate
sector
Commercial real estate is 67% project
related and 33% mortgage
Overall portfolio highlights
Executing
Our Business
Model
As of June 30, 2009.  (1) Includes commercial, equipment leasing, commercial real estate, home equity, and residential real estate loans assigned to the Distressed Assets Portfolio segment totaling approximately $21 billion.  Further information regarding the categories of loans in the Distressed Assets Portfolio segment and in the overall loan portfolio is provided in the Appendix.
$21 billion as of June 30, 2009
- 49% residential real estate
- 32% brokered home equity
- 19% commercial lending
Distressed Assets Portfolio
1

Commercial Real Estate (CRE)
As of June 30, 2009.  Peer source: company reports. (1) Other includes healthcare, mobile home parks, self storage, golf courses, senior housing, mixed use properties, special purpose, churches, raw land and other miscellaneous property types.
Executing
Our Business
Model
+58% CRE NPL change 4Q08 to 1Q09
+37% CRE NPL change 1Q09 to 2Q09
NPLs as a
% of type
NPLs
(millions)
CRE type
PNC 2Q09 CRE nonperforming loans
6.7% $1,656 Total
2.9% 129 Office
3.9% 58 Industrial/Warehousing
4.2% 174 Multifamily
5.2% 364 Other
5.8% 49 Lodging
7.5% 307 Retail
20.3% $575 Residential development
Multifamily
Office
Other
Industrial/
Warehousing
Retail
Residential
development
Lodging
17%
18%
28%
6%
17%
11%
3%
30%
20%
16%
14%
13%
13%
13%
11%
9%
9%
9%
3%
3%
PNC 2Q09 total CRE loans
$24.9B
JPM
BAC
PNC
COF
FITB
WFC
BBT
USB
KEY
STI
CMA
RF
MTB
PNC’s Commercial Real Estate Portfolio Is Granular, Diversified
and Manageable. and Manageable.
CRE outstanding as a % of assets
1

Managing Overall Credit Quality Executing
Our Business
Model
Balances as of quarter end.  (1) Accruing loans past due do not include loans acquired in the National City acquisition that were impaired per FASB ASC 310-30 and exclude loans that are government insured/guaranteed, primarily residential mortgages.  Further information is provided in the Appendix.
Proactive management
Isolated loans of $21 billion, or 13% of
total loans at June 30, 2009, into our
Distressed Assets Portfolio segment
180+ people dedicated to distressed
assets; substantial number of workout
strategies in place
Leveraging existing best-in-class
technology capabilities for collateral
management
Continuing to reduce open exposure in
brokered home equity lines, construction
and commercial residential development
Nearly 1,500 people dedicated to loss
mitigation and loan modifications
+36% +78% Change from prior quarter
$4.03 $2.96 Nonperforming loans
2Q09 1Q09
(billions)
Growth rate in nonperforming loans declined
Delinquencies stable to improved from year end
Accruing loans past due
$.68 $.81 90 days or more
$2.19 $2.18 30-89 days
2Q09 4Q08
(billions)
1

Relative Credit Risk Profile
Peers represents average of BBT, BAC, COF, CMA, FITB, JPM, KEY, MTB, RF, STI, USB and WFC.  Sources: SNL DataSource, company reports.  (1) As of or for the three months ended June 30, 2009. Net charge-offs percentage is annualized. (2) Further information is provided in the Appendix.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
Allowance for
loan and lease
losses to loans
2.44%
2.98%
1.62%
2.22%
1.89%
2.53%
2.77%
2.90%
Key 2Q09 metrics
Reserves plus fair value mark
as a % of outstanding :
Commercial real estate 11%
Commercial 5%
Residential real estate 12%
Consumer 6%
Total loans  7%
PNC June 30, 2009
Executing
Our Business
Model
PNC’s Commitment to Prudent Risk Management Is Reflected in
Our Credit Metrics.
1
2

Diverse Revenue Streams and Well-Controlled
Expenses
PNC Is Recognized for Our Ability to Create Positive Operating PNC Is Recognized for Our Ability to Create Positive Operating
Leverage in Anticipation of Increased Credit Costs. Leverage in Anticipation of Increased Credit Costs.
Fund
servicing
Asset
mgmnt
Consumer
services
Corporate
services
Residential
mortgage
Deposit
service
charges
(1) Total revenue less noninterest expense. Further information is provided in the Appendix.
12%
12%
19%
20%
15%
14%
Other
8%
$7.9
$5.0
$2.9
$2.0
Six months ended June 30, 2009
43%
1H09
noninterest
income
$3.4B
Executing
Our Business
Model
$.7
Revenue
Expense
Pretax pre-provision earnings¹
Provision
(billions)
Net income

Strengthening Capital Ratios
9.7%
4Q08 1Q09
4.8%
4.9%
4Q08 1Q09
Tier 1 common ratio Tier 1 risk-based ratio
5.3%
10.0%
10.5%
2Q09 2Q09
Increased common
equity by $1.9 billion
from 4Q08 to 2Q09
Stress test-related
capital plan accepted by
regulators
Expect to continue to
increase common equity
through growth in
retained earnings
Executing
Our Business
Model
PNC Is Focused on Disciplined Uses of Capital During this PNC Is Focused on Disciplined Uses of Capital During this
Challenging Time. Challenging Time.
Highlights
Ratios and common equity as of quarter end.

Economic recovery
Realistic Opportunities for Growth
Return to a
moderate risk
profile
Achieve $1.2
billion in
annualized cost
saves
Leverage product
depth, cross sell
capabilities,
deposit franchise,
balance sheet
flexibility and
improved
markets
Significant
shareholder
value
Return on average
assets target
1.30%+
Credit costs should
be better relative to
peers due to PNC’s
fair value marks
Opportunity to create
substantial positive
operating leverage
Growth
Levers
PNC Is Recognized for Delivering on Our Growth Initiatives. PNC Is Recognized for Delivering on Our Growth Initiatives.
Credit
Expenses
Revenue
Growth

Growth
Levers
.25%
.83%
.50%
.13%
.49%
2.30%
1.39%
.04%
2002 2003 2004 2005 2006 2007 2008 2009
Target range .3% - .5%
Provision for credit losses to average loans
Credit Cost Trend
(1) Includes the $45 million conforming provision related to the Yardville acquisition. (2) Includes the $23 million conforming provision related to the Sterling acquisition. Excludes the conforming provision for credit losses of $504 million related to the National City acquisition.  Including the National City conforming provision, the provision for credit losses to average loans for 2008 was 2.09%.
Further information is provided in the Appendix. (3) Average loans reflect the National City acquisition beginning with 2009 as the acquisition closed on December 31, 2008. (4) For the six months ended June 30, 2009, annualized.
Recession
2,3 3,4
PNC Is Focused on Returning to a Moderate Risk Profile. PNC Is Focused on Returning to a Moderate Risk Profile.
1
Growth
Levers

Capturing Planned Expense Saves
PNC’s Culture Includes Focusing on Continuous Improvement.
1H09 annualized cost saves
Growth
Levers
$1,200
(millions)
$600
Total
goal
2009
goal
Captured
$500
Implemented common vendor and expense
policies and approval guidelines
Implementing multi-year plan to help
maximize the value of physical space owned
and leased
Began consolidation of 93 mortgage
operations sites into two operations centers -
Chicago and Pittsburgh
Streamlining systems and support functions –
operations, marketing,  communications,
technology, finance, other staff
Completed divestiture of 61 Western
Pennsylvania National City branches in 3Q09
Highlights

Strong Product Sales Across the Franchise
Corporate
Banking
Wealth
Management
Institutional
Investments
Business Bank-
Commercial
June 09 YTD annualized sales
contribution by region
Total franchise
1H09 sales 123% of YTD goal
2Q09 sales up 28% vs. 1Q09
Legacy PNC markets
All markets above YTD goal
Top contributors include Northern NJ,
Greater Washington DC, Pittsburgh and
Philadelphia
Legacy National City markets
80% of markets above YTD goal
Top contributors include Cleveland,
Columbus, Cincinnati, Louisville and
Chicago
Sales highlights
Products
Legacy PNC
markets
60%
Legacy National City
markets
40%
PNC Has Significant Sales Momentum Going into the Second Half PNC Has Significant Sales Momentum Going into the Second Half of 2009. of 2009.
Growth
Levers
(1) Includes overlap markets where PNC had a higher deposit share than National City prior to the acquisition. (2) Includes overlap markets where National City had a higher deposit share than PNC prior to the acquisition.
2
1
1
2

0
1
2
3
Deepening Relationships and Growing Fees
PNC Has Demonstrated an Ability to Deepen Relationships and PNC Has Demonstrated an Ability to Deepen Relationships and
Grow Our Fee Based Revenue. Grow Our Fee Based Revenue.
1Q09
2Q09
Online
bill pay
Online
banking
1Q09 2Q09
Growth
Levers
Asset management
+10%
Consumer services
+4%
Corporate services
+8%
Deposit charges
+8%
$1,566
$1,805
Focus areas
Retail online active customers
Noninterest income

Treasury Management, Capital Markets
and Cross-Sell
PNC Is Leading the Way in Delivering the Brand to Our Acquired PNC Is Leading the Way in Delivering the Brand to Our Acquired
Markets. Markets.
Growth
Levers
1Q09 2Q09
Treasury Management and
Capital Markets Revenue
% of year-to-date cross sell goal through June 30, 2009
Treasury management Capital markets
140%
111%
122%
Significant progress
64%
132%
110%
Legacy National City markets
Legacy PNC markets Total PNC
(1) Includes overlap markets where National City had a higher deposit share than PNC prior to the acquisition. (2) Includes overlap markets where PNC had a higher deposit share than National City prior to the acquisition.
Capital markets
Treasury management
Significant opportunity
$275
$285
$43
$148
2
1

Virtual Wallet
One of our fastest growing consumer bases
Gen-Y will outnumber any other generation by 2017
Total income will surpass Baby Boomers by 2017
PNC Is Leading the Way in Product Innovation. PNC Is Leading the Way in Product Innovation.
Average new accounts opened per day at 300+ year to
date 2009
From 2Q08 to 2Q09 PNC has grown our Gen-Y
customer base by 13%
Gen-Y Virtual Wallet customers average higher
balances and transactions than checking-only accounts
High retention rates have greatly exceeded our
expectations
Continue to develop capabilities such as Virtual Wallet-
specific iPhone app and extend product reach to
younger Gen-Y via Virtual Wallet Student Edition
“A slick personal finance tool”
BUSINESSWEEK
“A truly inspired effort”
NETBANKER
“One of the boldest enhancements to
the online banking experience”
CELENT
Growth
Levers

PNC has an established framework for success
The National City acquisition has added great
value
The execution of our business model across the
franchise is delivering solid results
PNC’s growth levers provide an opportunity to
deliver significant shareholder value as the
economy recovers
Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,”
“anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our
2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low through
2009 with continued wide market credit spreads, and our view that national economic trends currently point to a continuation of severe recessionary conditions in 2009 followed by a subdued recovery in 2010.
O
Changes in interest rates and valuations in the debt, equity and other financial markets.
O
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets
O
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
O
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
O
Changes in levels of unemployment.
O
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
commonly securing financial products.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o
Increased litigation risk from recent regulatory and other governmental developments.
o
Unfavorable resolution of legal proceedings or other claims or regulatory and other governmental inquiries.
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o
Changes in accounting policies and principles.
Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares.  If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.  Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
•Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
•Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule.  The integration of National City’s business and operations into PNC, which will include conversion of
National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses.  PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.  Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the
National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.
The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
Three months ended, in millions
June 30, 2009
Net income $207
After-tax impact of:
   Special FDIC assessment 86
   Integration costs 91
Net income excluding selected items $384
Three months ended June 30, 2009
Earnings per diluted share $.14
EPS impact of:
   Special FDIC assessment .19
   Integration costs .20
EPS excluding selected items $.53
PNC believes that information adjusted for the impact of these items may be useful due to the extent to which the items are not indicative of our ongoing operations.
Six months ended
March 31, 2009 June 30, 2009 June 30, 2009
in millions
Total revenue $3,871 $3,987 $7,858
Noninterest expense 2,328 2,658 4,986
Pretax pre-provision earnings $1,543 $1,329 $2,872
Three months ended
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations.

Non-GAAP to GAAP Reconcilement
Appendix
As of June 30, 2009, in millions Total PNC
Loans assigned to the
Distressed Assets
Portfolio segment
Total PNC after
reassigning Distressed
Asset Portfolio loans
% of PNC loan
portfolio
Commercial and equipment leasing $66,686 $978 $65,708 40%
Commerical real estate 24,865                     3,002                         21,863                        13%
Other consumer 15,218                     -                             15,218                        9%
Home equity 36,719                     6,936                         29,783                        18%
Residential real estate 21,521                     10,337                        11,184                        7%
Distressed 21,253                        13%
Total loans $165,009 $21,253 $165,009 100%
As of June 30, 2009, in millions
Reported loans
Remaining fair value
mark (a) Total Allowance
Remaining fair value mark
and allowance as a % of
total
Commercial real estate $24,865 $1,878 $26,743 $1,027 11%
Commercial and equipment lease finanancing 66,686 1,153 67,839 2,104 5%
Residential real estate 21,521 2,395 23,916 494 12%
Consumer 51,937 2,079 54,016 944 6%
Total $165,009 $7,505 $172,514 $4,569 7%
(a) Relates to loans acquired from National City that were impaired per FASB ASC 310-30.
In millions, for the three months ended Pretax Net income
Reported net income (loss) ($248)
National City conforming provision for credit losses $504 328
Net income (loss) excluding National City conforming
provision for credit losses
$80
December 31, 2008
PNC believes that information adjusted for the impact of this item may be useful due to the extent to which the item is not indicative of our ongoing operations.

Non-GAAP to GAAP Reconcilement
Appendix
Average loans
Provision to average
loans
$1,517 $72,744 2.09%
504
$1,013 $72,744 1.39%
Provision excluding National City conforming provision
Year ended December 31, 2008 in millions
Provision for credit losses
Conforming provision - National City
PNC believes that information adjusted for the impact of this item may be useful due to the extent to which the item is not indicative of our ongoing operations.
Average loans for 2008 do not reflect National City as the acquisition closed on December 31, 2008.
Accruing loans past due in millions (a)(b)
December 31,
2008
June 30,
2009
30 - 89 days $2,283 $2,310
Government insured/guaranteed (c) 102 123
Excluding government insured/guaranteed $2,181 $2,187
90 days or more (a)(d) $1,241 $2,078
Government insured/guaranteed (c) 428 1,400
Excluding government insured/guaranteed $813 $678
(a) Does not include loans acquired from National City that were impaired per FASB ASC 310-30. These loans are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting.
(b) Loans acquired from National City totaled $1.6 billion at December 31, 2008 and $1.7 billion at June 30, 2009.
(c) Primarily residential mortgages.  Included for regulatory reporting.
(d) Loans acquired from National City totaled $1.1 billion at December 31, 2008 and $1.5 billion at June 30, 2009.